UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2007

VALENTIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22987	94-3156660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

533 Airport Blvd., Suite 400, Burlingame, California		94010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (650) 548-2672

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2007, Valentis, Inc. (“Valentis”) received a letter from the Nasdaq Stock Market (“Nasdaq”) formally notifying Valentis that the Nasdaq Listing Qualifications Panel (the “Panel”) determined to delist Valentis’ common stock from the Nasdaq Capital Market and would suspend trading of Valentis’ common stock on the Nasdaq Capital Market, effective at the open of business on May 21, 2007. The Panel made this determination due to Valentis’ failure to achieve certain milestones under its plan of compliance, as presented to the Panel at a hearing on March 1, 2007, by certain specified dates. A copy of the press release, dated May 17, 2007, announcing Valentis’ receipt of Nasdaq’s final delisting letter, is attached hereto as Exhibit 99.1.

Valentis has initiated the process of transferring the quotation of its common stock to the Over-The-Counter Bulletin Board (the “OTC Bulletin Board”) maintained by the National Association of Securities Dealers, Inc. (the “NASD”). To facilitate the transition, and in accordance with Rule 15c2-11 under the Securities Exchange Act of 1934, as amended, Empire Financial Group, Inc., a market-making firm, has submitted a Form 211 to initiate Valentis’ quotation on the OTC Bulletin Board to the NASD for its review. The NASD has not yet approved the Form 211. Pending the NASD’s approval of the Form 211, Valentis’ common stock will be quoted on the National Quotation Bureau’s Pink Sheets under the symbol “VLTS.PK.”

This Current Report on Form 8-K includes forward-looking statements. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. Valentis has based these forward-looking statements on current expectations, assumptions, estimates and projections. While Valentis believes that these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. In particular, these risks and uncertainties include, without limitation, the risk that the NASD will not approve the Form 211. These and other important factors, including those discussed in Valentis’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007, as filed with the Securities and Exchange Commission, may cause the actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, investors and securityholders are cautioned not to place undue reliance on such forward-looking statements. Valentis does not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.

Item 9.01  Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 17, 2007, announcing Valentis’ receipt of Nasdaq’s final delisting letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENTIS, INC.

May 22, 2007	/s/ Benjamin F. McGraw, III
Benjamin F. McGraw, III, President
and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 17, 2007, announcing Valentis’ receipt of Nasdaq’s final delisting letter.